Exhibit 99.1

Media Inquiries:	Investor Inquiries:
Lynn Newman	Matthew Booher
908-953-8692 (office)	908-953-7500 (office)
973-993-8033 (home)	mbooher@avaya.com
lynnnewman@avaya.com

AVAYA REPORTS FIRST FISCAL QUARTER 2005 RESULTS

•    Revenues Increase 18 Percent From Year Ago Quarter To $1.148 Billion

•    Operating Income Rises to $88 Million From $52 Million A Year Ago

•    Company Shipped Five Millionth IP Telephony Line in Quarter

FOR IMMEDIATE RELEASE: TUESDAY, JANUARY 25, 2005

BASKING RIDGE, N. J. – Avaya Inc., (NYSE:AV) a leading global provider of business communications software, systems and services, reported income from continuing operations of $33 million or seven cents per diluted share in the first fiscal quarter of 2005.

In the same quarter last year the company reported income from continuing operations of $30 million or seven cents per diluted share.

Avaya said first quarter income from continuing operations of $33 million included a loss associated with its senior secured notes tender, as well as integration costs and write-offs of in-process research and development related to the acquisitions of Spectel and Tenovis.  These items had a negative impact of 11 cents per diluted share in the first fiscal quarter.   In addition, the acquisitions contributed an operational loss in the quarter.  The combined impact of all these charges and losses was a reduction of earnings per share of 13 cents.

Avaya’s first fiscal quarter 2005 revenues increased 18 percent to $1.148 billion compared to revenue of $971 million in the first fiscal quarter of 2004.  The revenue increase largely reflected the impact of recent acquisitions and favorable currency rates.  Excluding these two items, revenues grew at double-digit rates in all regions except the United States where sales were essentially unchanged versus the year ago period.

“We continue to improve our profitability with operating income rising 70 percent year-over-year, “ said Don Peterson, chairman and CEO, Avaya.  “We completed the Tenovis acquisition, shipped our five millionth IP telephony line and substantially reduced our debt.  Our first quarter results position us to meet our goals for the year.”

Avaya said its fiscal 2005 goals are to increase revenues between 25 and 27 percent compared to fiscal 2004 revenues of $4.055 billion, grow operating income by 40 percent compared to $311 million in fiscal 2004 and raise annualized operating margin to between 8.5 and 9 percent compared to 7.7 percent last year.*

- more -

As a result of the Tenovis acquisition, which has a significant rental and managed services business, Avaya made changes and enhancements to its financial reporting:

On a consolidated basis, the company now breaks out revenue into three line items – products, rental and managed services, and services – and provides costs for each of these three.

On a segment level, the company groups businesses into two reporting units – Global Communications Solutions and Avaya Global Services – and provides a breakout of major revenue line items within each.

The company also is providing more information on the geographic breakout of revenues, product revenue by channel.

First Fiscal Quarter Highlights

During the quarter, Avaya was recognized as a market leader by a variety of industry analyst groups for products and solutions across our portfolio. Among the analyst reports:

•      In IP Telephony, Synergy Research Group cited Avaya as the worldwide leader in enterprise IP telephony – for the fourth straight quarter.  In Asia Pacific, Frost and Sullivan have noted Avaya as the IP telephony leader.

•      In contact centers, was cited by Frost and Sullivan as the “clear favorite” in a survey of business leaders.

•      In Unified Messaging the IDC Leadership Grid places Avaya significantly ahead of all competitors.

In the quarter, Avaya put new solutions on the market, including The Avaya Video Telephony Solution: Desktop Edition, an IP-based solution that makes desktop videoconferencing as simple as a phone call. The solution lets users initiate videoconferences from an office, home office or remote location via PC or laptop – through a broadband or Wireless LAN connection.

We delivered Avaya Modular Messaging – which can support up to 20,000 users in multiple locations using a single, centralized system and IP telephony and networking.

Customers across the globe are moving or migrating to Avaya IP Telephony, including:

The government of Washington, D.C., which is deploying Avaya voice solutions as part of its DCNet initiative to link 30,000 employees in 360 locations;

In Mexico, we were awarded one of the country’s largest IP telephony implementations to date — a new network for Prosa, a Mexican company specializing in processing electronic transactions, that will connect more than 10,000 endpoints;

Honda UK which has selected Avaya IP Office and wireless networking for dealerships; and

Rakuten, a Japanese eCommerce company with one of the country’s largest installations of IP Telephony, which is supported by Avaya IP telephony solutions.

Avaya closed on the following acquisitions in the quarter: Tenovis, a major European provider of enterprise communications systems and services; Spectel, a world leader in audio and web conferencing for enterprises and service providers – whose products are now being marketed under Avaya Meeting Exchange; and RouteScience, a maker of adaptive networking software that helps companies monitor and manage VoIP and other latency-sensitive traffic over wide area networks.

About Avaya

Avaya Inc. designs, builds and manages communications networks for more than one million businesses worldwide, including more than 90 percent of the FORTUNE 500®. Focused on businesses large to small, Avaya is a world leader in secure and reliable Internet Protocol telephony systems and communications software applications and services.

Driving the convergence of voice and data communications with business applications – and distinguished by comprehensive worldwide services –Avaya helps customers leverage existing and new networks to achieve superior business results.  For more information visit the Avaya website: http://www.avaya.com

This news release contains forward-looking statements regarding the company’s outlook for operating results based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, general industry market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations and the economic, political, and other risks associated with international sales and operations, U.S. and foreign government regulation, price and product competition, rapid technological development, dependence on new product development, the successful introduction of new products, the mix of our products and services, customer demand for our products and services, the ability to successfully integrate acquired companies, control of costs and expenses, the ability to implement in a timely manner our restructuring plans, and the ability to form and implement alliances.

For a further list and description of such risks and uncertainties, see the reports filed by Avaya with the Securities and Exchange Commission. Avaya disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

*:As previously disclosed, Avaya’s fiscal 2004 revenues of $4.055 billion exclude $14 million resulting from a reversal of reserves for sales returns and allowances.  The company reversed the reserve as a result of operational improvements during fiscal 2004. Fiscal 2004 operating income of $311 million and operating margin of 7.7% excludes $12 million as a result of the reversal.

NOTE:  Avaya will host a conference call with a listen-only Q&A session to discuss these results at 5:00 p.m. EST on Tuesday, Jan. 25, 2005.  To ensure you are on the call from the start, we suggest you access the call 10-15 minutes early by dialing:

Within and outside the United States: 706-634-2454

For those unable to participate, there will be a playback available from 8:00 p.m. EST Jan. 25, through Feb. 1, 2005.  For the replay, if you are calling from within the United States, please dial 800-642-1687.  If you are calling from outside the United States, please dial 706-645-9291.  The passcode for the replay is 3196207.

WEBCAST Information: Avaya will webcast this conference call live, with a listen-only Q&A session.  To ensure that you are on the webcast, we suggest that you access our website (http://investors.avaya.com) 10-15 minutes prior to the start.  Slides accompanying the conference call are available at the same location.  Following the live webcast, a replay will be available on our archives at the same web address.

Avaya Inc. and Subsidiaries

Statements of Operations

Three Months Ended December 31, 2004 and 2003

(Unaudited; Dollars and Shares in Millions, except per share amounts)

	For the three months ended December 31,
	2004		2003
REVENUE
Sales of products	$554		$482
Rental and managed services	117		73
Services	477		416
	1,148		971
COST
Sales of products	245		222
Rental and managed services	52		35
Services	308		266
	605		523
GROSS MARGIN	543		448

OPERATING EXPENSES
Selling, general and administrative	357		313
Research and development	98		83
TOTAL OPERATING EXPENSES	455		396

OPERATING INCOME	88		52
Other income (expense), net	(38)		6
Interest expense	(10)		(21)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	40		37

Provision for income taxes	7		7
INCOME FROM CONTINUING OPERATIONS	33		30

DISCONTINUED OPERATIONS
Loss from discontinued operations	(2	)(a)	(18)
Provision for income taxes	—		2
LOSS FROM DISCONTINUED OPERATIONS	(2)		(20)

NET INCOME	$31		$10

EARNINGS (LOSS) PER SHARE - BASIC
Earnings per share from continuing operations	$0.07		$0.07
Loss per share from discontinued operations	—		(0.05)
EARNINGS PER SHARE	$0.07		$0.02

EARNINGS (LOSS) PER SHARE - DILUTED
Earnings per share from continuing operations	$0.07		$0.07
Loss per share from discontinued operations	—		(0.05)
EARNINGS PER SHARE	$0.07		$0.02

BASIC SHARES	460		421
DILUTED SHARES	492		459

(a)     The $2 million loss from discontinued operations in the first quarter of fiscal 2005 was associated with the finalization of the working capital adjustment related to the sale of Connectivity Solutions.

Avaya Inc. and Subsidiaries

Consolidated Balance Sheets

As of December 31, 2004 and September 30, 2004

(Unaudited; Dollars in Millions, except per share amounts)

	December 31, 2004	September 30, 2004 (a)
ASSETS
Current assets:
Cash and cash equivalents	$911	$1,617
Receivables less allowances of $43 and $48 as of December 31, 2004 and September 30, 2004, respectively	774	696
Inventory	351	239
Deferred income taxes, net	93	27
Other current assets	164	145
TOTAL CURRENT ASSETS	2,293	2,724

Property, plant and equipment, net	916	509
Deferred income taxes, net	338	400
Goodwill (b)	793	257
Other intangible assets (c)	531	75
Other assets	209	194
TOTAL ASSETS	$5,080	$4,159

LIABILITIES
Current liabilities:
Accounts payable	$437	$345
Debt maturing within one year	117	299
Payroll and benefit obligations	290	328
Deferred revenue	200	178
Other current liabilities	380	273
TOTAL CURRENT LIABILITIES	1,424	1,423

Long-term debt	251	294
Benefit obligations	1,609	1,263
Deferred income taxes, net	168	—
Other liabilities	404	385
TOTAL NON-CURRENT LIABILITIES	2,432	1,942

Commitments and contingencies

STOCKHOLDERS’ EQUITY
Series A junior participating preferred stock, par value $1.00 per share, 7.5 million shares authorized; none issued and outstanding	—	—
Common stock, par value $0.01 per share, 1.5 billion shares authorized, 479,535,790 and 455,827,524 issued (including 85,731and 0 treasury shares) as of December 31, 2004 and September 30, 2004, respectively	5	5
Additional paid-in capital	2,922	2,592
Accumulated deficit	(943)	(974)
Accumulated other comprehensive loss	(759)	(829)
Less treasury stock at cost	(1)	—
TOTAL STOCKHOLDERS’ EQUITY	1,224	794
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,080	$4,159

Notes to the Balance Sheets:

(a)     Certain prior year amounts have been reclassified to conform to the current period presentation.

(b)     The increase in goodwill at December 31, 2004 is primarily related to the first quarter fiscal 2005 acquisitions of Tenovis ($469 million) and Spectel ($59 million).

(c)     The increase in other intangible assets at December 31, 2004 is primarily related to the first quarter fiscal 2005 acquisitions of Tenovis ($412 million) and Spectel ($46 million).

Avaya Inc. and Subsidiaries

Operating Segments

Revenue and Operating Income (Loss) from Continuing Operations

Quarterly Trend

(Unaudited; Dollars in Millions)

REVENUE

	For the Fiscal Year Ended September 30, 2004					For the Fiscal Year Ended September 30, 2005
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD

Global Communications Solutions	$480	$493	$506	$565	$2,044	$592	$—	$—	$—	$592
Avaya Global Services	489	511	510	511	2,021	556	—	—	—	556
Corporate	2	2	—	—	4	—	—	—	—	—
Total Avaya	$971	$1,006	$1,016	$1,076	$4,069	$1,148	$—	$—	$—	$1,148

OPERATING INCOME FROM CONTINUING OPERATIONS

	For the Fiscal Year Ended September 30, 2004					For the Fiscal Year Ended September 30, 2005
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD

Global Communications Solutions	$2	$(3)	$17	$55	$71	$25	$—	$—	$—	$25
Avaya Global Services	53	63	68	65	249	56	—	—	—	56
Corporate: (A)	(3)	—	7	(1)	3	7	—	—	—	7
Total Avaya	$52	$60	$92	$119	$323	$88	$—	$—	$—	$88

(A) Costs remaining in the corporate category represent expenses that are not identified with the operating segments and include the under or over estimated portions of corporate overhead expenses not charged to the segments, as these expenses are allocated on a fixed basis.

Avaya Inc. and Subsidiaries

Condensed Statement of Cash Flows

Three Months Ended December 31, 2004 and 2003

(Unaudited; Dollars in Millions)

	For the three months ended December 31,
	2004		2003
Net cash used in operating activities of continuing operations	$(36)		$(27)

Net cash used in investing activities of continuing operations	(400	)(a)	(122	)(a)

Net cash (used in) provided by financing activities of continuing operations	(288	)(b)	16

Effect of exchange rate changes on cash and cash equivalents	18		9

Net cash used in continuing operations	(706)		(124)

Net cash used in discontinued operations	—		(24)

Net decrease in cash and cash equivalents	(706)		(148)

Cash and cash equivalents at beginning of fiscal year	1,617		1,192

Cash and cash equivalents at end of period	$911		$1,044

(a)     Includes capital expenditures of $22 and $20 and capitalized software development costs of $14  and $8 for the three months ended December 31, 2004 and 2003, respectively.

Includes $383 and $97 relating to acquisition of businesses, net of cash acquired for the three months ended December 31, 2004  and 2003, respectively.

(b)     Includes $314 related to the repurchase of the senior secured notes for the three months ended December 31, 2004.

Avaya Inc. and Subsidiaries

Certain Items Included in Reported Results That May Affect Comparability

Three Months Ended December 31, 2004 and 2003

(Unaudited; Dollars in Millions, except per share amounts)

	For the three months ended December 31,
	2004	2003

Certain Items Included in Income from Continuing Operations:
Loss on Senior Secured Notes extinguishment	$(41)	$—
IPR&D write-offs associated with the acquisitions of Spectel and Tenovis	(4)	—
Tenovis Integration Costs	(6)	—
Net Impact of Certain Items Included in Income from Continuing Operations	(51)	—
Diluted Shares	492	459
Net Impact of Certain Items on Diluted EPS	$(0.11)	$—
Impact of Results of Operations from Tenovis and Spectel acquisitions	(0.02)	—
Impact of Certain Items and Results of Operations from Tenovis and Spectel on Diluted EPS	$(0.13)	$—

Note: Bracketed amounts represent charges

Avaya Inc. and Subsidiaries

Supplemental Revenue Tables

(Unaudited)

Revenue by Type

					First Fiscal Quarter
Fiscal 2004							Mix
Q1	Q2	Q3	Q4	Dollars in millions	2005	2004	2005	2004	Change
$482	$495	$506	$565	Sales of products	$554	$482	48%	50%	$72	14.9%
73	66	64	57	Rental and managed services	117	73	10%	7%	44	60.3%
416	445	446	454	Services	477	416	42%	43%	61	14.7%
$971	$1,006	$1,016	$1,076	Total revenue	$1,148	$971	100%	100%	$177	18.2%

Revenue by Geography

					First Fiscal Quarter
Fiscal 2004							Mix
Q1	Q2	Q3	Q4	Dollars in millions	2005	2004	2005	2004	Change
$737	$760	$769	$822	U.S.	$734	$738	64%	76%	$(4)	-0.4%
				International:
129	133	135	142	EMEA - Europe / Middle East / Africa	278	128	24%	13%	150	115.5%
50	59	58	59	APAC - Asia Pacific	74	50	6%	5%	24	48.0%
55	54	54	53	Americas, non-U.S.	62	55	6%	6%	7	12.7%
234	246	247	254	Total international	414	233	36%	24%	181	76.9%
$971	$1,006	$1,016	$1,076	Total revenue	$1,148	$971	100%	100%	$177	18.2%

Sales of Product by Channel

					First Fiscal Quarter
Fiscal 2004							Mix
Q1	Q2	Q3	Q4	Dollars in millions	2005	2004	2005	2004	Change
$213	$211	$219	$280	Direct	$250	$213	45%	44%	$37	17.4%
269	284	287	285	Indirect	304	269	55%	56%	35	13.0%
$482	$495	$506	$565	Total sales of products	$554	$482	100%	100%	$72	14.9%

GCS Revenue by Class

					First Fiscal Quarter
Fiscal 2004							Mix
Q1	Q2	Q3	Q4	Dollars in millions	2005	2004	2005	2004	Change
$280	$295	$299	$336	Large communications systems	$354	$280	60%	58%	$74	26.4%
54	58	57	59	Small communications systems	69	54	12%	11%	15	27.8%
129	131	133	159	Converged voice applications	150	129	25%	27%	21	16.3%
17	9	17	11	Other	19	17	3%	4%	2	11.8%
$480	$493	$506	$565	Total revenue	$592	$480	100.0%	100.0%	$112	23.3%

AGS Revenue by Class

					First Fiscal Quarter
Fiscal 2004							Mix
Q1	Q2	Q3	Q4	Dollars in millions	2005	2004	2005	2004	Change
$343	$362	$359	$358	Maintenance	$371	$343	67%	70%	$28	8.2%
73	83	87	95	Implementation and integration services	103	73	18%	15%	30	41.1%
73	66	64	57	Rental and managed services	79	73	14%	15%	6	8.2%
—	—	—	1	Other	3	—	1%	0%	3	n/a
$489	$511	$510	$511	Total revenue	$556	$489	100%	100%	$67	13.7%

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